SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                             EXCHANGE ACT OF 1934

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    (as permitted by Rule 14a-6(e)(2))
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                       Technology Research Corporation
_______________________________________________________________________________
                (Name of Registrant as Specified In Its Charter)

_______________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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                            TECHNOLOGY RESEARCH CORPORATION

                        Notice of Annual Meeting to Shareholders
                               to be held August 24, 2000


To the Shareholders of
TECHNOLOGY RESEARCH CORPORATION

     You are cordially invited to attend the Annual Meeting of Shareholders of Technology Research Corporation, a Florida corporation (the "Company"), which will be held on August 24, 2000, at 2:30 P.M. local time, at the Summit Conference Center, 13575 58th Street North (Rubin Icot Center, Ulmerton Road), Clearwater, Florida, for the following purposes:

     1. To elect six members of the Board of Directors who will be elected to a one-year term of office.

     2. To ratify the selection by the Company's Board of Directors of KPMG LLP, Certified Public Accountants, as independent auditors of the Company for its fiscal year ending March 31, 2001.

     3. To consider and vote upon a proposal to adopt the Technology Research Corporation 2000 Long Term Incentive Plan.

     4. To consider and act upon any matters related to the foregoing purposes and to transact such other business as may properly be brought before the meeting and at any adjournments thereof.

     A Proxy Statement and Board of Directors Proxy are being mailed with this notice. You are invited to attend the meeting in person, but if you are unable to do so, the Board of Directors requests that you sign, date and return the proxy, as promptly as practicable, by means of the enclosed envelope. If you are present at the meeting and desire to vote in person, you may revoke the proxy, and if you receive more than one proxy (because of different addresses of stockholdings), please fill in and return each proxy to complete your representation.

                                  By order of the Board of Directors


                                  Robert S. Wiggins
                                  Chairman of the Board and
                                  Chief Executive Officer

Clearwater, Florida
July 14, 2000
Enclosures












                           TECHNOLOGY RESEARCH CORPORATION
                              5250 140th Avenue North
                             Clearwater, Florida 33760

                                  PROXY STATEMENT
                                        FOR
                           ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD AUGUST 24, 2000

I.  Solicitation and Revocation of Proxies

     This Proxy Statement and accompanying form of proxy are being mailed on or about July 14, 2000 in connection with the solicitation by the Board of Directors of Technology Research Corporation, a Florida corporation (the "Company") of proxies to be used at the Annual Meeting of Shareholders, to be held on August 24, 2000 at 2:30 P.M. local time, at the Summit Conference Center, 13575 58th Street North, Clearwater, Florida (Rubin Icot Center, Ulmerton Road) (the "Annual Meeting"), and at any and all adjournments thereof, for the purposes set forth in the accompanying notice of said meeting, dated July 14, 2000.

     As this solicitation is being made exclusively by the Board of Directors of the Company, any costs incurred in connection therewith will be borne by the Company. Brokerage houses and other nominees of record will be requested to forward all proxy solicitation material to the beneficial owners, and their expenses in such regard will also be paid by the Company. All proxies are being solicited by mail in the accompanying form, but further solicitation following the original mailing may be made by Board representatives or agents by telephone, telegraph or personal contact with certain shareholders.

     Execution of the enclosed proxy will not affect a shareholder's right to attend the meeting and vote in person. A shareholder giving a proxy may revoke it at any time before exercise, by either notifying the Secretary of the Company of its revocation, submitting a substitute proxy dated subsequent to the initial one or attending the Annual Meeting and voting in person.

     All properly executed proxy cards delivered pursuant to this solicitation and not revoked will be voted at the Annual Meeting in accordance with the directions given. If no specific instructions are given with regard to the matters to be voted upon, the shares represented by a signed proxy card will be voted FOR the election of the nominees listed below under the caption "Election of Directors", FOR the ratification of the appointment of KPMG LLP as the Company's independent accountants, FOR the approval of the 2000 Long Term Incentive Plan, and if any other matters properly come before the Annual Meeting, the persons named as Proxies will vote upon such matters according to their best judgment.

     A proxy card is enclosed for your use. YOU ARE SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ACCOMPANYING ENVELOPE.

     A copy of the 2000 Annual Report to Stockholders, which includes the Company's Form 10-K for the fiscal year ended March 31, 2000, has been mailed with this Proxy Statement to all Stockholders entitled to vote at the Annual Meeting.




                                       -1-
II.  Voting Securities and Principal Holders Thereof

     Only shareholders of record at the close of business on July 7, 2000 will be entitled to vote at the Annual Meeting. At the close of business on such record date, there were issued and outstanding 5,455,756 shares of the Company's common stock, $.51 par value per share (the "Common Stock"), each of which is entitled to one vote. There are no other classes of voting stock issued and outstanding. The presence, in person or by proxy, of a majority of the outstanding shares of Common Stock of the Company is necessary to constitute a quorum at the Annual Meeting. The affirmative vote of the holders of a majority of the shares of Common Stock represented in person or by proxy at the Annual Meeting is required to (i) elect directors, (ii) ratify the appointment of KPMG LLP as the Company's independent certified public accountants for the year ending March 31, 2001 and (iii) adopt the 2000 Long Term Incentive Plan.

     The following table enumerates, as of July 7, 2000, the name, address, position with the Company, if any, and ownership, both by numerical holding and percentage interest, of the beneficial owners by (i) each person known to the Company as having beneficial ownership of more than five percent (5%) of the Company's equity securities, (ii) each Director, (iii) each "named executive officer" (as defined in Item 402(a) (3) of Regulation S-K under the Securities Exchange Act of 1934 (the "1934 Act") ("Named Executive Officer")), and (iv) all Directors and Executive Officers of the Company as a group:

Name, Position and Address                    Shares              Percentage
   of Beneficial Owner                   Beneficially Owned (1)     of Class
--------------------------               ------------------       ----------

Robert S. Wiggins,                             344,304                6.3%
Chairman of the Board,
Chief Executive Officer
and Director

Raymond H. Legatti, (2)                        165,072                3.0%
President and Director

Raymond B. Wood, (2)                           165,731                3.0%
Senior Vice President
and Director

Gerry Chastelet, (2)                             5,000                0.1%
Director

Edmund F. Murphy, Jr., (2)                      24,568                0.5%
Director

Martin L. Poad, (2)                              5,000                0.1%
Director

Scott J. Loucks, (2)                             8,735                0.2%
Vice President and
Chief Financial Officer

All directors and officers (2)                 718,410               13.1%
as a group (7 persons)



                                       -2-
Footnotes:

(1) For purposes of this table, a person or group of persons is deemed to be the "beneficial owner" of any shares that such person has the right to acquire within 60 days following July 7, 2000. For purposes of computing the percentage of outstanding shares held by each person or group of persons named above on a given date, any security that such person or persons has the right to acquire within 60 days following July 7, 2000 is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

(2) Includes the following shares subject to currently exercisable options held by Messrs. Legatti (3,900), Wood (3,900), Chastelet (5,000),
Murphy (18,334), Poad (5,000) and Loucks (1,679).













































                                       -3-
III. Election of Directors

     A. Number and Composition of the Board of Directors. The By-Laws of the Company provide that its Board of Directors shall consist of not less than three members and may be composed of such higher number, as may be fixed from time to time by action of the Board of Directors or of the shareholders. The Board recommends that the exact number of directors not be determined by shareholder action, thus permitting the Board to increase or decrease the number of directors during the year and to fill any vacancy as it deems advisable to do so. Because one of the members of the Board of Directors declined, effective May 1, 2000, to stand for election at the Company's 2000 Annual Meeting, the Board is currently comprised of six members. All six members of the Board of Directors will stand for election at the 2000
Annual Meeting.

     B. Meetings and Committees of the Board. The Board of Directors has not appointed a standing nominating committee. Nominees for election to the Board are selected by the incumbent board at a regular meeting thereof. With the exception of an Audit and Compensation Committee, no other standing Board Committee has been formed as of the present time. Each of the incumbent nominees for election to the Board, who have served for a full year, has attended at least 75% of the aggregate number of total meetings of the Board, and of total meetings of each committee of which he is a member, which have been held during the last year. During the Company's most recent fiscal year, ended March 31, 2000, the Board of Directors of the Company held five Board meetings. The Audit and Compensation Committees each held two meetings during the fiscal year. Messrs. Chastelet, Murphy and Poad are the members of the Audit and Compensation Committees.

          Audit Committee. The Audit Committee has the principal function of reviewing the adequacy of the Company's internal system of accounting controls, conferring with the independent auditors, recommending to the Board of Directors the appointment of independent auditors and considering other appropriate matters regarding the financial affairs of the Company. The Audit Committee recommends that the Company's Consolidated Financial Statements accompany the Company's annual report on Form 10-K.

         Compensation Committee. The Compensation Committee makes recommendations to the Board with respect to compensation and grants of stock options to management employees. In addition, the Compensation Committee administers plans and programs relating to benefits, incentives, stock options and compensation of the Company's Chief Executive Officer and other executive officers. Non-qualified stock options which are granted to the members of the Compensation Committee are recommended by the Chief Executive Officer and approved by the Board of Directors.

     C. Information Concerning Nominees. Unless authority is withheld as to the Board designated nominees, the shares represented by Board of Directors proxies properly executed and timely received will be voted for the election as Director of the nominees named below, individuals who presently serve as Directors of the Company. If such nominees cease to be a candidate for election for any reason, the proxy will be voted for a substitute nominee designated by the Board of Directors. The Board has no reason to believe the nominees will be unavailable to serve if elected. Board members owning shares of Common Stock intend to either be present and vote their shares in favor of the nominees listed below or give their proxy in support of such nominees. The nominees listed below, if elected, will serve a one-year term, expiring on the date of the annual meeting of shareholders in 2001. Certain information with respect to each nominee is hereafter set forth:
                                       -4-
                                                                  Year
Name                   Age      Position                      First Elected
----                   ---      --------                      -------------

Robert S. Wiggins       70      Director, Chairman of the          1988
                                Board, Chief Executive
                                Officer

Raymond H. Legatti      68      Director and President             1981

Raymond B. Wood         65      Director and Senior Vice           1981
                                President of Government
                                Operations and Marketing

Gerry Chastelet         53      Director                           1999

Edmund F. Murphy, Jr.   71      Director                           1988

Martin L. Poad          60      Director                           1998



     ROBERT S. WIGGINS, has been Chairman of the Board, Chief Executive officer and Director of the Company since March 1988. From 1974 to 1987, he was Chairman, Chief Executive Officer and President of Paradyne Corporation, Largo, Florida, a data communications company. Mr. Wiggins served as a consultant for Paradyne from 1987 to March 1988. In addition, he spent three years with GTE Information Systems Division as a Vice President and 13 years in various sales and product development managerial positions with IBM Corporation.

     RAYMOND H. LEGATTI, a founder of the Company, has been President of the Company and a member of the Board since its founding in 1981. From 1980 to 1981, he served as Corporate Director of Electronic Activity for Square D Company, whose offices are located in Palatine, Illinois. From 1978 to 1980, he served as Manager of Square D operations in Clearwater, Florida. From 1975 to 1978, he served as President of Electromagnetic Industries, Inc., a subsidiary of Square D Company. During the prior 20 years, he was Vice President of Engineering, Director and General Manager of the Electronics Division of Electromagnetic Industries, Inc. which was acquired by Square D Company in 1974. He has served on the Board of Directors of the Building Equipment Division of the National Electrical Manufacturers Association ("NEMA") and was the Technical Representative for NEMA on the National Fire Prevention Association's Committee for Standards for Anesthetizing Locations. He has served as Chairman of the Ground Fault and Health Care sections of NEMA. Mr. Legatti was appointed as Technical Advisor to the United States National Committee of the International Electrotechnical Commission ("IEC") (which establishes International Electrical Standards) SC23E for GFCI technology and also is Chairman of the U.S. Technical advisory groups for IEC SC23E/WG2 and WG7, and serves as the expert delegate on several IEC committees representing the USA. Mr. Legatti is also Chairman of IEC 23E/WG7 Committee for Protective Devices for Battery Powered Vehicles. Mr. Legatti serves on the NEMA Electric Vehicle Council; is a NEMA representative on the Electric Power Research Institute ("EPRI"); is on the Electric Vehicle Infrastructure Working Council ("IWC"); is on Health and Safety and Personnel Protection Committees; serves as a liaison representative between the IWC and the IEC; is a Member of the Task Group for the U. S. Consumer Products Safety Commission Home Electrical Systems


                                       -5-
Fire Project; is a Member of the Society of Automotive Engineers; and is a Fellow of the Institution of Incorporated Executive Engineers. Mr. Legatti also serves on the Underwriters Laboratories Advisory Committee. Mr. Legatti, English-born and educated, has acquired extensive management experience and expertise in the areas of electrical control and measurement in various environments. His 26 separate United States patents are applied in products in wide use in military engine generator systems, hospital insulated electrical systems, and in electrical safety products that prevent fires and protect against electrocution and electrical shock. On October 12, 1999, Xerox Corporation was issued a patent, which listed Mr. Legatti as a co-inventor for the Modular, Distributed Equipment Leakage Circuit Interrupter. This product is used on some of Xerox's business machines and shuts off power when sensing a certain leakage of electricity which could produce dangerous results.

     RAYMOND B. WOOD, a founder of the Company, has been a Director, Senior Vice President of Government Operations and Marketing of the Company since its inception in 1981. From 1974 to 1981, he was Manager of Engine Generator Component Marketing for Square D Company. He was employed by Electromagnetic Industries, Inc. for 20 years prior to its acquisition by Square D Company. During this time, he held the position of General Manager of Electromagnetic Industries of Georgia Inc., the systems manufacturing plant for military products such as diesel generating systems, generators, controls, semi-trailers, etc. Previous assignments were Project and Design Engineer for military products produced by the Electromagnetic Industries Inc. Mr. Wood is a charter member of the industries association, Electrical Generating Systems Association ("EGSA"), has served on their Board of Directors and has been the Chairman of the Government Liaison Committee for the last 25 years. Mr. Wood is also a member of the U.S. Naval Institute. For over 40 years, he has been involved in design, manufacture and qualification conformance evaluation for listing by D.O.D., marketing and product application concerning control and measurement of electric power for Mobile Ground Power Military Engine Generator Systems, and electrical power controls for Naval Shipboard and Military Armored Tracked Vehicle application. During such period, Mr. Wood has had extensive contact with the military procurement, contract administration, engineering and test qualifying locations, as well as with the government prime contractors to the Department of Defense. Mr. Wood has served on numerous Ad-Hoc committees for military engine generator specification review requirements and is frequently consulted for solutions to problems encountered with military engine generator systems by both the military and prime contractors to the Department of Defense.

GERRY CHASTELET, was appointed to membership on the Board of Directors by action of the incumbent Board taken as of March 31, 1999. Mr. Chastelet is Chairman of the Board, Chief Executive Officer, President and a Director of Digital Lightwave, Inc., a leading provider of optical network test and management products. Mr. Chastelet is also currently a director of Waverider Communications, Inc. From December 1995 to October 1998, Mr. Chastelet was President, Chief Executive Officer and a Director of Wandel & Goltermann Technologies, Inc., a $60 million global supplier of communications test and measurement equipment. Prior to joining Wandel & Goltermann, Mr. Chastelet was Vice President of Sales, Marketing and Service - Americas and Asia Pacific for Network Systems Corporation. He also held senior management positions with Gandalf Systems Corporation and Paradyne Corporation. He spent 15 years with the IBM Corporation in various sales, service, marketing and management positions. Mr. Chastelet has a degree in Electronic Engineering from Devry Institute of Technology and is a graduate of the University of Toronto Executive MBA Program.


                                       -6-
     EDMUND F. MURPHY, JR., was appointed to membership on the Board of Directors by action of the incumbent Board taken as of May 10, 1988. Since 1981, Mr. Murphy has functioned as the sole owner and Chief Executive of Murphy Management Consultants, Inc., a Belleair, Florida based consulting firm providing advice to emerging companies, particularly those engaged in the manufacture and distribution of a proprietary product base. For the preceding eight years he served as Senior Vice President of International Marketing for Paradyne Corporation, a Largo, Florida based, publicly held distributor of data communications equipment.

     MARTIN L. POAD, was appointed to membership on the Board of Directors by action of the incumbent Board taken as of November 19, 1998. Mr. Poad is the founder, Chairman and Chief Executive Officer of Interlink Communication Systems, Inc.(ICS), a value-added distribution company for data communications equipment and internetworking products. Mr. Poad has significant expertise in using the Internet for market development and on-line commerce. ICS has one of the most complete web sites on the Internet. Prior to founding ICS, Mr. Poad had been with the IBM Corporation for 19 years in various sales and senior management positions. He held a number of senior management positions with Paradyne Corporation and AT&T Paradyne, including Vice President of Distribution. Mr. Poad is a graduate of Carnegie-Mellon University, majoring in industrial management with a minor in mechanical engineering.


IV.  Executive officers of the Registrant

Name                         Age         Position
----                         ---         --------
Robert S. Wiggins             70         Chief Executive Officer,
                                         Chairman of the Board

Raymond H. Legatti            68         President

Raymond B. Wood               65         Senior Vice President of Government
                                         Operations and Marketing

Scott J. Loucks               38         Vice President of Finance,
                                         Chief Financial Officer

ROBERT S. WIGGINS, has served as Chairman of the Board, Chief Executive Officer and Director since March 1988. Additional biographical data on Mr. Wiggins may be found in Section III above.

RAYMOND H. LEGATTI, served as the Company's President since the Company's inception in 1981. Additional biographical data on Mr. Legatti may be found in Section III above.

RAYMOND B. WOOD, has served as the Senior Vice President of Government Operations and Marketing since the Company's inception in 1981. Additional biographical data on Mr. Wood may be found in Section III above.

SCOTT J. LOUCKS, has served the Company in various capacities since March 1985. Mr. Loucks performed the duties of Information Technology Manager for 4 years, of Controller for 8 years and of Vice President of Finance and Chief Financial Officer since August 1996. Mr. Loucks has a Bachelor of Science Degree in computer science and a Minor Degree in mathematics from Florida State University. Mr. Loucks has also been a Director and the Secretary of the Company's Honduran subsidiary, TRC/Honduras S.A. de C.V., since February 1997.
                                       -7-
V.   Ratification of Selection of Independent Auditors

     The Company's Board of Directors has selected the independent certified public accounting firm of KPMG LLP to perform audit and related functions with respect to the Company's accounts for its fiscal year ending March 31, 2001. This is the seventeenth year that the firm has been selected to perform these services for the Company.

     The Board recommends ratification of its selection of KPMG LLP as the Company's auditors. Should its selection be ratified, the Board reserves the right to discharge and replace such firm of auditors without further shareholder approval if it deems such a change to be in the best interests of the Company.

     One or more representatives of KPMG LLP will be in attendance at the forthcoming annual shareholder meeting to respond to any appropriate questions which may be raised by shareholders and to make any statement which they may care to address to the attending shareholders.


VI.  Proposal to approve the 2000 Long Term Incentive Plan

     You are being asked to approve and adopt the Technology Research Corporation 2000 Long Term Incentive Plan (the "Incentive Plan"). This Plan, if approved, will provide the basis for future long-term compensation awards at the Company, including incentive stock options and non-qualified stock options. The plan's approval and adoption is critical to the Company's ability to continue to attract and retain highly motivated and qualified employees and directors, particularly in the competitive labor market that exists today. The Board of Directors of the Company has reviewed and approved the Incentive Plan, subject to shareholder approval, and recommends that the shareholders adopt the Incentive Plan. The Incentive Plan will remain in effect as long as any awards made under the Incentive Plan are outstanding; provided, however, that no incentive stock option may be granted on a date that is more than ten years from the date the Incentive Plan is adopted.

     The Incentive Plan provides for the grant or sale of incentive stock options or non-qualified stock options to acquire the Company's common stock (collectively, the "Awards"). An aggregate of 300,000 shares of common stock have been reserved for issuance under the Incentive Plan.

     The Incentive Plan will replace the Company's 1993 Incentive Stock Option Plan and Non-qualified Stock Option Plan as the Company's primary method of awarding key employees with grants of stock options. Shares of common stock remaining available for a grant under these earlier plans are almost exhausted. The Incentive Plan is similar to the 1993 Incentive Stock Option Plan and Non-Qualified Stock Option Plan, but is designed to increase administrative and operational flexibility. The material features of the Incentive Plan are summarized below.










                                       -8-
     Administration. The Incentive Plan will be administered by the Compensation Committee of the Board of Directors, which currently consists of three non-employee directors (the "Compensation Committee"). Subject to the terms of the Incentive Plan, the Compensation Committee has full authority to administer the Incentive Plan in all respects, including: (i) selecting the individuals who are to receive options under the Incentive Plan; (ii) determin-ing the specific form of any option grant and (iii) setting the specific terms and conditions of each option grant. The Company's Chief Executive Officer is also authorized to take ministerial actions as necessary to implement the Incentive Plan.

     Eligibility.   Employees and other individuals, including but not limited to Directors of the Company, who provide key services to the Company, its affiliates and subsidiaries who, in the opinion of the Compensation Committee, are in a position to make a significant contribution to the success of the Company, its affiliates and subsidiaries are eligible for option grants under the Incentive Plan. Only non-qualified stock options will be granted to the Company's Directors.

     Stock Options. The Incentive Plan authorizes the grant of options to purchase shares of the Company's common stock, including options to employees intended to qualify as incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), as well as non-qualified options. The term of each option will not exceed 10 years and each incentive stock option will be exercisable at a price per share that is not less than one hundred percent of the fair market value of a share of the Company's common stock on the date of the grant. The Compensation Committee is authorized to determine the exercise price per share for any non-qualified options that are granted under the Incentive Plan. Generally, optionees will pay the exercise price of an option in cash or by check, although the Compensation Committee may permit other forms of payment including payment
through the delivery of shares of the Company's common stock.   Options granted
under the Incentive Plan are generally not transferrable (except at death or as gifts to certain family members). At the time of grant or thereafter, the Compensation Committee may determine the conditions under which granted stock options will vest and remain exercisable.

     Amendments. The Board of Directors may amend the Incentive Plan for any purpose permitted by law, or may at any time terminate the Incentive Plan as to future grants of Awards. The Compensation Committee may not, however, increase the maximum number of shares of common stock issuable under the Incentive Plan or change the description of the individuals that are eligible to receive option grants under the Incentive Plan. In addition, no termination of or amendment to the Incentive Plan may adversely affect the rights of a participant with respect to any option previously granted under the Incentive Plan without the participant's consent, unless the Company expressly reserves the right to do so in writing at the time the option is made. To the extent the Board of Directors desires the Incentive Plan to qualify under the Code, certain amendments may require shareholder approval.

     Federal Tax Treatment of Options Under the Incentive Plan. Under applicable Code provisions, an employee will generally recognize no income subject to federal income taxation upon either the grant or exercise of an incentive stock option, although some optionees may be subject to an alternative minimum tax on the difference between the fair market value of the stock granted at the date of exercise and the exercise price of such shares.



                                       -9-
     For incentive options granted under the Incentive Plan, the Company will not be permitted to take a deduction for federal income tax purposes as a result of the grant or exercise by the option holder of the option. Generally, if an optionee disposes of shares that have been issued upon exercise of an incentive stock option more than two years from the date the option was granted and more than one year after the exercise of the option, any gain on the disposition of the option shares, equal to the difference between the sales price for such shares and the option exercise price, will be treated as long-term capital gain. In that case, the Company would not be entitled to a deduction at the time the optionee sells the option shares.

     For non-qualified options granted under the Incentive Plan, no taxable income will be recognized by an optionee that has been granted a non-qualified option, and the Company will not be allowed a deduction at that time. Upon the exercise of the option, however, the amount, if any, by which the fair market value of the shares on the date of exercise exceeds the option price will be treated as ordinary income to the optionee in the year of exercise. Subject to compliance with applicable tax reporting requirements, the Company will be allowed an income tax deduction in the year of exercise of the option in an amount equal to the amount the optionee recognizes as ordinary income. Capital gains taxes may be payable by the optionee on the subsequent sale of the option shares.

     The affirmative vote of the holders of a majority of the shares of common stock represented in voting at the meeting is required to approve the Incentive Plan.

     A copy of the Technology Research Corporation 2000 Long Term Incentive Plan is attached as Exhibit "A".



           THE BOARD OF DIRECTORS BELIEVES THAT APPROVAL OF THE
           2000 LONG TERM INCENTIVE PLAN IS IN THE BEST INTEREST
           OF ALL SHAREHOLDERS AND, ACCORDINGLY, RECOMMENDS A VOTE FOR THE ADOPTION OF THE PROPOSED PLAN.























                                       -10-
VII. Executive Compensation

     The tables that follow set forth for the years ended March 31, 1998, 1999 and 2000 all compensation paid to the Company's Chairman of the Board and Chief Executive Officer and each of the other four most highly compensated executive officers of the Company whose compensation exceeds $100,000. These tables include a Summary Compensation Table, Option Grants and Aggregated Option Exercises and Option Values table.

     A.  Summary Compensation Table

                                                   Long-Term
                                Annual            Compensation (2)
                             Compensation (1)        Awards
                             ------------            ------
Name and Principal                                   Stock        All Other
Position                Year   Salary($)    Bonus   Options (#) Compensation($)
------------------      ----   ---------    -----   ----------- ---------------

Robert S. Wiggins       2000   225,000        -0-       -0-            300 (3)
Chairman of the         1999   225,000        -0-       -0-            300 (3)
Board and CEO           1998   225,000        -0-       -0-            300 (3)

Raymond H. Legatti      2000   125,000        -0-       -0-            300 (3)
President               1999   112,925        -0-       -0-            300 (3)
                        1998   108,900        -0-       -0-            300 (3)

Raymond B. Wood         2000   125,000        -0-       -0-            300 (3)
Senior Vice President   1999   100,352        -0-       -0-            300 (3)
                        1998    92,136      10,000      -0-            300 (3)

Hamze M. Moussa         2000   101,460        -0-       -0-            300 (3)
President of TRC/       1999    63,444        -0-     4,500            300 (3)
Honduras S.A. de C.V.   1998    53,016        -0-       -0-            300 (3)

Edward A. Schiff        2000    95,003      22,000      -0-            300 (3)
Vice President of U.S.  1999    90,000        -0-       -0-            300 (3)
Commercial Sales and    1998    90,000        -0-       -0-            300 (3)
Marketing

(1) The column for "Other Annual Compensation" has been omitted because there is no compensation required to be reported in such column. The aggregate amount of perquisites and other personal benefits provided to each of the Company's Chairman of the Board and other named executives did not exceed the lesser of $50,000 or 10% of the total of annual salary and bonus of such officer.

(2) The columns "Restricted Stock Award" and "LTIP Payouts" have been deleted because the Company does not currently offer either type of awards.

(3) The amount indicated consists of a matching contributions made by the Company to its 401(k) Profit Sharing Plan.







                                       -11-
     B.  Stock Option Grants

     No stock options were granted to the Company's Chairman of the Board or the other named executives of the Company during the fiscal year ended March 31, 2000.


     C.  Aggregated Option Exercised

     The following table discloses, for the Company's Chairman of the Board and the other named executives, the number of options exercised, the number of unexercised options, and the value of those unexercised options for the fiscal year ended March 31, 2000.

                 Aggregated Option Exercises in Fiscal Year Ended
                 March 31, 2000 and Fiscal Year-End Option Values

                                                                 Value of
                                                                 Unexercised
                                                 Number of       In-the-
                                                 Unexercised     Money
                                                 Options at      Options at
                                                 Fiscal Year-    Fiscal Year-
                                                 End (#)         End ($) (2)
                     Shares
                   Acquired on      Value        Exercisable/    Exercisable/
      Name         Exercise(#)    Realized($)(1) Unexercisable   Unexercisable
      ----         -----------    -----------    -------------   -------------

Robert S. Wiggins      -0-            -0-          -0-/8,334      -0-/7,032 (3)

Raymond H. Legatti     -0-            -0-        3,900/7,800    3,291/6,581 (3)

Raymond B. Wood        -0-            -0-        3,900/7,800    3,291/6,581 (3)

Hamze M. Moussa        -0-            -0-        2,750/5,500    3,164/6,328 (3)

Edward A. Schiff       -0-            -0-        5,000/10,000   4,219/8,438 (3)


(1) An individual option holder, upon exercise of an option, does not receive cash equal to the amount set forth in the Value Realized column of this table. The amount set forth above reflects the increase in the price of the Company's Common Stock from the date of grant to the price of the Company's Common Stock on the option exercise date (i.e. $2.46875 per share on March 31, 2000), multiplied by the applicable number of options. No cash is realized until the shares received upon exercise of an option are sold.

(2) Options are "in-the-money" at the fiscal year end if the fair market value of the underlying securities on such date exceeds the exercise price of the option.

(3) These amounts represent the difference between the exercise price of such stock options and the closing price of the Company's stock on March 31, 2000.





                                       -12-
     D.  Director Compensation

     Although from time to time the Company has granted non-qualified stock options and, in some instances, incentive stock options to certain Directors, no cash compensation or fees for attending meetings of the Board are paid to Directors.


VIII. Proposals of Security Holders

     Proposals of Security Holders intended to be presented at the Annual Meeting of Shareholders of the Company to be held in August 2001, in order to be included in the Company's proxy statement and form of proxy relating to such meeting, must be received by the Company, at its executive offices, not later than March 17, 2001. Shareholders who intend to present a proposal at the 2001 Annual Meeting of shareholders without inclusion of such proposal in the Company's proxy materials are required to provide notice of such proposal to the Company no later than June 1, 2001.


IX. Vote Required

     A bare majority (2,727,878 shares) of the Company's outstanding common capital stock will be necessary to constitute a quorum for the transaction of business at the annual meeting, and each issue to be presented to the shareholders for action will require the vote of a majority of the shares represented at the meeting, either in person or by valid proxy. Members of the Board of Directors currently are deemed to beneficially own 718,410 of the Company's 5,455,756 shares of outstanding common stock, (13.1%), which will be voted FOR the Board's nominees for the Board of Directors and approval of other actions recommended in this proxy.


X.   Compliance with Section 16(a) of The Exchange Act

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that the Company's officers and directors, and persons who own more than ten per cent of a registered class of the Company's Common Stock, file initial statements of beneficial ownership (Form 3), and statements of changes in beneficial ownership (Forms 4 or 5), of Common Stock and other equity securities of the Company with the Securities and Exchange Commission ("SEC"). Officers, directors and greater than ten per cent shareholders are required by SEC regulations to furnish the Company with copies of all such forms they file.

     To the best of the Company's knowledge and belief, based solely on its review of the copies of such forms received that include written representations from certain reporting persons that no additional forms were required to be filed by such persons, the Company believes that all filing requirements applicable to its officers, directors and greater than ten per cent beneficial owners were complied with during the recent fiscal year, except with respect to one Form 4 filing of Mr. Murphy, Jr. and one Form 4 filing of Mr. Wood, which were late. Specifically, on December 28, 1999, Mr. Murphy sold 2,000 shares of the Company's common stock, which were recorded on his Form 4 filing on January 19, 2000 (9 days late), and on each of the dates, February 18, 2000 and February 22, 2000, Mr. Wood sold 200 and 1,800 shares of the Company's common stock, respectively, which were recorded of his Form 4 filing on March 28, 2000 (18 days late).


                                       -13-
XI.  Other Matters

     The management has no information that any other matter will be brought before the Annual Meeting. If, however, other matters are presented, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their best judgment, discretionary authority to do so being included in the proxy.


XII.  Requests for Copies of Form 10-K

THE COMPANY WILL MAIL, WITHOUT CHARGE, TO ANY SHAREHOLDER OF RECORD OF COMMON STOCK AS OF JULY 7, 2000, AND UPON WRITTEN REQUEST, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K, INCLUDING CONSOLIDATED FINANCIAL STATEMENTS, SCHEDULES, AND LISTS DESCRIBING ALL EXHIBITS THERETO. REQUESTS SHOULD BE ADDRESSED TO:

                     TECHNOLOGY RESEARCH CORPORATION
                     5250 140th AVENUE NORTH
                     CLEARWATER, FLORIDA 33760
                     ATTENTION: SCOTT J. LOUCKS

SUCH INFORMATION SHALL ALSO BE MAILED TO ANY REQUESTING INDIVIDUAL NOT A SHAREHOLDER OF RECORD WHO REPRESENTS IN WRITING THAT HE IS A BENEFICIAL OWNER OF THE CORPORATION'S COMMON STOCK AS OF JULY 7, 2000.

A COPY OF THE COMPANY'S PUBLIC FILINGS, INCLUDING 10-Ks, 10-Qs AND PROXIES, CAN ALSO BE SECURED FROM THE SECURITIES AND EXCHANGE COMMISSION'S "EDGAR" SYSTEM.































                                       -14-
                                  EXHIBIT A


                        TECHNOLOGY RESEARCH CORPORATION
                         2000 LONG TERM INCENTIVE PLAN

                                  SECTION 1

                                   GENERAL

SECTION 1.1 Purpose. The Technology Research Corporation 2000 Long Term Incentive Plan (the "Plan") has been established by Technology Research Corporation (the "Company") to (i) attract and retain key management employees who are expected to make significant contributions to the success of the Company; (ii) motivate such key employees, by means of appropriate incentives, to achieve the Company's long-range goals; (iii) provide incentive compensation opportunities that are competitive with those of other similar companies; (iv) compensate its Directors in lieu of cash compensation; and (v) further identify such key employees' interests with those of the Company's other shareholders through compensation incentives that are based on the performance of the Company's common stock; and thereby promote the long-term financial interests of the Company, including the growth in value of the Company's equity and enhancement of long-term shareholder return. Unless otherwise defined herein, all capitalized terms are defined in Section 7 herein.

SECTION 1.2 Participation. Subject to the terms and conditions of the Plan, the Committee shall determine and designate, from time to time, from among the Eligible Employees, those persons who will be granted one or more Awards under the Plan, and thereby become "Participants" in the Plan. In the discretion of the Committee, a Participant may be granted any Award permitted under the provisions of the Plan and more than one Award may be granted to each Participant. Awards may be granted as alternatives to or replacement of awards outstanding under the Plan, or any other plan or arrangement of the Company or a Related Company (including a plan or arrangement of a business or entity, all or a portion of which is acquired by the Company or a Related Company).

SECTION 1.3 Name of Plan. The name of this Plan shall be known as the Technology Research Corporation 2000 Long Term Incentive Plan.

SECTION 1.4 Administration. Subject to the express provisions of the Plan, the Committee has the authority to interpret the Plan; determine eligibility for and grant Awards; determine, modify or waive the terms and conditions of any Award; prescribe forms, rules and procedures (which it may modify or waive); provide Awards to employees of subsidiary corporations or non-U.S. citizens that are employed by the Company or a Related Company; and otherwise do all things necessary to implement the Plan. Once a written agreement evidencing an Award hereunder has been provided to a Participant, the Committee may not, without the Participant's consent, alter the terms of the Award so as to affect adversely the Participant's rights under the Award, unless the Committee expressly reserved the right to do so in writing at the time of such delivery. In the case of any Award intended to be eligible for the performance-based compensation exception under Section 162(m), the Committee may modify the terms of the Plan or may create one or more subplans, in each case on such terms as it deems necessary or appropriate; provided, however, that no such action by the Committee shall increase the total number of shares issuable hereunder.



                                       1
                                  SECTION 2

                                   OPTIONS

SECTION 2.1 Definitions. The grant of an "Option" entitles the Participant to purchase shares of Stock at an exercise price established by the Committee. Options granted under this Section 2 may be either Incentive Stock Options or Non-Qualified Stock Options, as determined in the discretion of the Committee. An "Incentive Stock Option" is an Option that is intended to satisfy the requirements applicable to an "incentive stock option" described in Section 422(b) of the Code. A "Non-Qualified Option" is an Option that is not intended to be an "incentive stock option", as that term is described in section 422(b) of the Code.

SECTION 2.2 Exercise Price. The "Exercise Price" of each Option granted under this Section 2 shall be established by the Committee or shall be determined by a method established by the Committee at the time the Option is granted; except that the Exercise Price for any incentive stock option shall not be less than 100% of the Fair Market Value of a share of Stock as of the Pricing Date. For purposes of the preceding sentence, the "Pricing Date" shall be the date on which the Option is granted, except that the Committee may provide that:
(i) the Pricing Date is the date on which the recipient is hired or promoted (or similar event) if the grant of the Option occurs not more than 90 days after the date of such hiring, promotion or other event; and (ii) if an Option is granted in tandem with, or in substitution for, an outstanding Award, the Pricing Date is the date of grant of such outstanding Award.

SECTION 2.3 Expiration Date. The "Expiration Date" with respect to an Option means the date the Option is deemed to expire, as determined by the Committee at the time of the grant; provided, however, that the Expiration Date with respect to any Option shall not be later than the earliest to occur of:

     (a)  the ten-year anniversary of the date on which the Option is granted;

     (b) if the Participant's date of termination occurs by reason of death or disability, the one-year anniversary of such date of termination;

     (c) if the Participant's date of termination occurs by reason of retirement, the three year anniversary of such date of termination;

     (d) if the Participant's date of termination occurs for reasons other than Retirement, death or Disability, the 90-day anniversary of such date of termination; subject, however, to the terms of the applicable Option Agreement approved by the Committee.

     (e) If the Participant dies while the Option is otherwise exercisable, the Expiration Date may be later than the dates set forth above, provided that it is not later than the first anniversary of the date of death. Notwith-standing the foregoing provisions of this subsection 2.3, the Committee shall be authorized to extend the Expiration Date for any non-qualified stock options granted under the Plan; subject, however, to the terms of the applicable Option Agreement approved by the Committee.







                                       2
SECTION 2.4 Settlement of Award. Distribution following exercise of an Option and shares of Stock distributed pursuant to such exercise shall be subject to such conditions, restrictions and contingencies as the Committee may establish. The Committee, in its discretion, may impose such conditions, restrictions and contingencies with respect to shares of Stock acquired pursuant to the exercise of an Option as the Committee determines to be desirable.

SECTION 2.5 Other Restrictions. Incentive Stock Options and Non-qualified Stock Options may be granted under the Plan in such numbers, at such prices and on such terms and conditions as the Committee shall determine, including the cancellation of existing options and issuance of a replacement option, provided that such options shall comply with and be subject to the following terms and conditions:

     (a) Annual Grant Limitation. No employee shall be granted an Incentive Stock Option to the extent that the aggregate Fair Market Value of Shares made subject to such option (determined as of the date such option is granted) which are exercisable for the first time by a key employee during any one calendar year exceeds the sum of $100,000 (the "Limitation Amount"). Incentive Stock Options granted under the Plan and all other plans of the Company or affiliated entity of the Company shall be aggregated for purposes of determining whether the Limitation Amount has been exceeded. The Committee may impose such conditions as it deems appropriate on an Incentive Stock Option to ensure that the foregoing requirement is met. If any Incentive Stock Options that are granted under the Plan have an aggregate Fair Market Value that exceeds the Limitation Amount, the excess Options will be treated as Non-qualified Stock Options to the extent permitted by law.

     (b) Option Agreement. All options granted under the Plan shall be evidenced by a written option agreement stating the number of shares capable of being purchased upon its exercise and otherwise in such form as the Committee may periodically approve and containing such terms and conditions, including the period of exercise and whether in installments or otherwise, as shall be contained therein, which need not be the same for all options.

     (c) Date of Grant. The date on which an option grant is approved by the Committee shall be considered the date on which such option is granted (the "Date of Grant"), and shall be reflected in the option agreement. All options under this Plan shall be granted within 10 years of the date this Plan is adopted.

     (d) Exercise Price. Each option agreement shall state the purchase price of each Share capable of being acquired upon exercise of the option, which price shall be determined by the Committee with respect to each option granted. For any Incentive Stock Options granted under the Plan, the exercise price shall not be less than ONE HUNDRED PERCENT (100%) of the fair market value of each such Share on the Date of Grant (or, in the case of any optionholder owning more than ten percent of the voting power of all classes of stock of the Company, not less than ONE HUNDRED AND TEN PERCENT (110%) of the Fair Market Value of the Shares on the Date of Grant). In the event that Share prices are not published for the Date of Grant, such value shall be determined in accordance with such rules as may be established by the Committee.







                                       3
     (e) Option Exercise. All options granted under the Plan become exercisable at such times and in such installments (which may be cumulative) as the Committee shall provide in the terms of each individual option. All Vested Options and Options that have become exercisable from time to time may be exercised in whole or in part in accordance with the terms of the applicable Stock Option Agreement; provided, however, that the Committee shall be authorized to require that any partial exercise be with respect to a minimum number of Shares.

     (f) Forfeiture or Exercise of Option. In the event that a Participant ceases employment with the Company, all options shall be forfeited, or be exercised, as follows:

          (1) In the event of a Participant's termination of employment, any Options that are not vested shall be forfeited in accordance with the terms of each Option Agreement and any Vested Option shall be exercised within three months of the date of termination (or such period of exercise that the terms of the applicable Stock Option Agreement may permit).

          (2) Upon the disability of a Participant, the Participant's Vested Options shall be exercisable within twelve months (or such shorter period as the Code or the period of exercise that the terms of the applicable Stock Option Agreement may permit) of the Participant's date of disability.

          (3) If the Participant dies while in the employment of the Company, the Participant's estate, personal representative, or designated beneficiary shall have the right to exercise such Vested Options within one year of the Participant's death (or such shorter period as the Code or period of exercise that the terms of the applicable Stock Option Agreement may permit).

          (4) If the Participant's date of termination occurs by reason of retirement, the three year anniversary of such date of termination;

     (g) Mechanics of Exercise. A person entitled to exercise any portion of an option granted under the Plan may exercise the same at anytime, either in whole or in part, by delivering written notice of exercise to the office of the Secretary of the Company or to such other location as may be designated by the Committee, specifying therein the number of Shares with respect to which the option is being exercised, which notice shall be accompanied by payment in full of the purchase price of the Shares being acquired. If any adjustment has been effected so as to establish a right by an optionholder to acquire a fractional share, such fraction shall be rounded upward to the next whole number.

     (h) Payment of Exercise Price. The Committee may determine the required or permitted forms of payment, subject to the following: (i) payment may be made wholly or partly in cash; (ii) through the delivery of shares of Stock which have been outstanding for at least six months (unless the Committee approves a shorter period) and which have a fair market value equal to the exercise price; (iii) by delivery of an unconditional and irrevocable undertaking by a broker to deliver promptly to the Company sufficient funds to pay the exercise price through a "cashless exercise" arrangement which permits the Participant to simultaneously exercise an option and sell the Shares thereby acquired and enable the broker to use the proceeds from such sale as payment for the exercise price of such option; or (iv) by any combination of the foregoing permissible forms of payment.



                                       4
     (i) Investment Purpose. Unless the Committee chooses to register or qualify the Shares under the Securities Act of 1933, as amended (the "Act"), each option is granted on the express condition that the purchase of Shares upon an exercise thereof shall be made for investment purposes only and not with a view to their resale or further distribution unless such Shares, at the time of their issuance and delivery, are registered under the Securities Act, or, alternatively, at some time following such issuance their resale is determined by counsel for the Company to be exempt from the registration requirements of the Act and of any other applicable law, regulation or ruling. Any Shares so registered shall be promptly listed with each securities exchange through which any class of the Company's capital stock or other securities are traded.

     (j) Legal Conditions on Delivery of Shares. The Company will not be obligated to deliver any shares of Stock pursuant to the Plan or to remove any restrictions from shares of Stock previously delivered under the Plan until the Company's counsel has approved all legal matters in connection with the issuance and delivery of such shares; if the Company's shares of common stock is at the time of delivery listed on any stock exchange or national market system, the shares to be delivered have been listed or authorized to be listed on such exchange or system upon official notice of issuance; and all conditions of the Award have been satisfied or waived. If the sale of Stock has not been registered under the Securities Act of 1933, as amended, the Company may require, as a condition to exercise of the Award, such representations or agreements as counsel for the Company may consider appropriate to avoid violation of such Act. The Company may require that any certificates evidencing Stock issued under the Plan bear an appropriate legend reflecting any restriction on transfer applicable to such Stock.




                                  SECTION 3

                             OTHER STOCK AWARDS

SECTION 3.1 Definition. A Stock Award is a grant of a right to receive shares of Stock in the future.

SECTION 3.2 Restrictions on Stock Awards. Each Stock Award shall be subject to such conditions, restrictions and contingencies as the Committee shall determine. These may include continuous service and/or the achievement of certain Performance Measures. The Committee may designate a single goal criterion or multiple goal standard for performance measurement purposes, with the measurement based on individual or Company performance as compared with that of competitive companies.













                                       5
                                  SECTION 4

                        OPERATION AND ADMINISTRATION

SECTION 4.1 Effective Date. In accordance with the approval of the shareholders of the Company at the Company's 2000 annual meeting of its shareholders, the Plan went into effect as of March 24, 2000 (the "Effective Date"). The Plan shall be unlimited in duration and, in the event of Plan termination, shall remain in effect as long as any Awards under it are outstanding; provided, however, that, to the extent required by the Code, no Incentive Stock Options may be granted under the Plan on a date that is more than ten years from the date the Plan is adopted or, if earlier, the date the Plan is approved by shareholders.

SECTION 4.2  Limits on Award Under the Plan.

     (a) Number of Shares. A maximum of 300,000 shares of Stock may be delivered in satisfaction of Awards under the Plan. For purposes of the preceding sentence, shares that have been forfeited in accordance with the terms of the applicable Award and shares held back in satisfaction of the exercise price or tax withholding requirements from shares that would otherwise have been delivered pursuant to an Award shall not be considered to have been delivered under the Plan. Also, the number of shares of Stock delivered under an Award shall be determined net of any previously acquired Shares tendered by the Participant in payment of the exercise price or of withholding taxes.

     (b) Type of Shares. Stock delivered by the Company under the Plan may be authorized but unissued Stock or previously issued Stock acquired by the Company and held in treasury. No fractional shares of Stock will be delivered under the Plan.

     (c) Forfeiture of Options. Any shares of Stock granted under the Plan that are forfeited because of the failure to meet an Award contingency or condition shall again be available for delivery pursuant to new Awards granted under the Plan. To the extent any shares of Stock covered by an Award are not delivered to a Participant or beneficiary because the Award is forfeited or canceled, such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan.

     (d) Use of Shares as Payment. If the exercise price of any stock option granted under the Plan is satisfied by tendering shares of Stock to the Company (by either actual delivery or by attestation), only the number of shares of Stock issued net of the shares of Stock tendered shall be deemed delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan.

     (e) Substitution of Shares. Shares of Stock delivered under the Plan in settlement, assumption or substitution of outstanding awards (or obligations to grant future awards) under the plans or arrangements of another entity shall not reduce the maximum number of shares of Stock available for delivery under the Plan, to the extent that such settlement, assumption or substitution results from the Company or a Related Company acquiring another entity (or an interest in another entity).





                                       6
     (f) Adjustment of Number of Shares. In the event of a corporation transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the Committee may adjust Awards to preserve the benefits or potential benefits of the Awards. Action by the Committee may include adjustment of: (i) the number and kind of shares which may be delivered under the Plan; (ii) the number and kind of shares subject to outstanding Awards; and
(iii) the exercise price of outstanding Options; as well as any other adjustments that the Committee determines to be equitable.

     (g) Vesting. Without limiting the generality of Section 1.4, the Committee may determine the time or times at which an Award will vest (i.e., become free of forfeiture restrictions) or become exercisable and the terms on which an Award requiring exercise will remain exercisable.

     Unless the Committee expressly provided otherwise, a Participant's "employment or other service relationship with the Company and any Related Company" will be deemed to have ceased when the individual is no longer employed by or in a service relationship with the Company or any Related Company. Except as the Committee otherwise determines, with respect to a Participant who is an employee of the Company or any Related Company, such Participant's "employment or other service relationship with the Company and any Related Company" will not be deemed to have ceased during a military, sick or other bona fide leave of absence if such absence does not exceed 180 days or, if longer, so long as the Participant retains a right by statute or by contract to return to employment or other service relationship with the Company and any Related Company.

SECTION 4.3 Limit on Distribution. Distribution of shares of Stock or other amounts under the Plan shall be subject to the following:

     (a) Compliance with Securities Laws. Notwithstanding any other provision of the Plan, the Company shall have no liability to deliver any shares of Stock under the Plan or make any other distribution of benefits under the Plan unless such delivery or distribution would comply with all applicable laws (including, without limitation, the requirements of the Securities Act of 1933), and the applicable requirements of any securities exchange or similar entity.

     (b) Issuance Without Certificates. To the extent that the Plan provides for issuance of stock certificates to reflect the issuance of shares of Stock, the issuance may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.


SECTION 4.4 Tax Withholding. Whenever the Company proposes or is required to distribute Stock under the Plan, the Company may require the recipient to remit to the Company an amount sufficient to satisfy any Federal, state and local tax withholding requirements prior to the delivery of any certificate for such shares or, in the discretion of the Committee, the Company may withhold from the shares to be delivered shares sufficient to satisfy all or a portion of such tax withholding requirements.







                                       7
SECTION 4.5 Payment Shares. Subject to the overall limitation on the number of shares of Stock that may be delivered under the Plan, the Committee may use available shares of Stock as the form of payment for compensation, grants or rights earned or due under any other compensation plans or arrangements of the Company or a Related Company, including the plans and arrangements of the Company or a Related Company acquiring another entity (or an interest in another entity).

SECTION 4.6 Transferability. Except as otherwise provided by the Committee, Awards under the Plan are not transferable except as designated by the Participant by will or by the laws of descent and distribution. Notwith-standing anything in this Section to the contrary, the Participant may transfer an option granted under this Plan to or for the benefit of his or her immediate family (including, without limitation, to a trust for the benefit of the Participant's immediate family or to a partnership or limited family partner-ship or other entity established for the benefit of one or more members of the Participant's family), subject to such limits as the Committee may establish. Each transferee shall remain subject to all the terms and conditions applicable to the option prior to such transfer.

SECTION 4.7 Form and Time of Elections. Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to exercise an option under the Plan, and any permitted modification, or revocation thereof, shall be in writing filed with the Committee at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require.

SECTION 4.8 Agreement With Company. At the time of an Award to a Participant under the Plan, the Committee may require a Participant to enter into an agreement with the Company (the "Agreement") in a form specified by the Committee, agreeing to the terms and conditions of the Plan and to such additional terms and conditions, not inconsistent with the Plan, as the Committee may, in its sole discretion, prescribe.

SECTION 4.9  Limitation of Implied Rights.

     (a) No Collateral or Secured Interest. Neither a Participant nor any other person shall, by reason of the Plan, acquire any right in or title to any assets, funds or property of the Company or any Related Company whatsoever, including, without limitation, any specific funds, assets, or other property which the Company or any Related Company, in their sole discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to the stock payable under the Plan, unsecured by any assets of the Company or any Related Company. Nothing contained in the Plan shall constitute a guarantee that the assets of such companies shall be sufficient to pay any benefits to any person.

     (b) No Guarantee of Employment. The Plan does not constitute a contract of employment, and the receipt of any option grant will not give any employee the right to be retained in the employ of the Company or any Related Company, nor any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan. Except as otherwise provided in the Plan, no Award under the Plan shall confer upon the holder thereof any right as a shareholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights.



                                       8
SECTION 4.10 Evidence. Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information which the person acting on it considers pertinent and reliable, and signed, made or presented by the proper party or parties.

SECTION 4.11 Action by Company or Related Company. Any action required or permitted to be taken by the Company or any Related Company shall be by resolution of its board of directors, or by action of one or more members of the board (including a committee of the board) who are duly authorized to act for the board, or (except to the extent prohibited by applicable law or applicable rules of any stock exchange) by a duly authorized officer of the company.




                                  SECTION 5

                                  COMMITTEE

SECTION 5.1 Administration. The authority to control and manage the operation and administration of the Plan shall be vested in a committee (the "Committee") in accordance with this Section 5.

SECTION 5.2 Selection of Committee. The Committee shall be selected by the Board, and shall consist of two or more members of the Board.

SECTION 5.3 Powers of Committee. The authority to manage and control the operation and administration of the Plan shall be vested in the Committee, subject to the following:

     (a) Grant of Awards. Subject to the provisions of the Plan, the Committee will have the authority and discretion to select from among the Eligible Employees or Eligible Directors those persons who shall receive Awards, to determine the time or times of receipt, to determine the types of Awards and the number of shares covered by the Awards, to establish the terms, conditions, performance criteria, restrictions, and other provisions of such Awards, and (subject to the restrictions imposed by Section 6) to cancel or suspend Awards. In making such Award determinations, the Committee may take into account the nature of services rendered by the individual, the individual's present and potential contribution to the Company's success and such other factors as the Committee deems relevant.

     (b) Section 162(m) Limits. Subject to the provisions of the Plan, the Committee will have the authority and discretion to determine the extent to which Awards under the Plan will be structured to conform to the requirements applicable to performance-based compensation as described in Section 162(m) of the Code, and to take such action, establish such procedures, and impose such restrictions at the time such Awards are granted as the Committee determines to be necessary or appropriate to conform to such requirements.

     (c) Interpretation of Plan. The Committee will have the authority and discretion to interpret the Plan, to establish, amend, and rescind any rules and regulations relating to the Plan, to determine the terms and provisions of any agreements made pursuant to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan.



                                       9
     (d) Final Authority. Any interpretation of the Plan by the Committee and any decision made by it under the Plan is final and binding.

     (e) Time of Grant. Except as otherwise expressly provided in the Plan, where the Committee is authorized to make a determination with respect to any Award, such determination shall be made at the time the Award is made, except that the Committee may reserve the authority to have such determination made by the Committee in the future (but only if such reservation is made at the time the Award is granted and is expressly stated in the Agreement reflecting the Award).

     (f) Action by Committee. In controlling and managing the operation and administration of the Plan, the Committee shall act by a majority of its then members, by meeting or by writing filed without a meeting. The Committee shall maintain and keep adequate records concerning the Plan and concerning its proceedings and acts in such form and detail as the Committee may decide.

SECTION 5.4 Delegation by Committee. Except to the extent prohibited by applicable law or the applicable rules of a stock exchange, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it. Any such allocation or delegation may be revoked by the Committee at any time.

SECTION 5.5 Information to be Furnished to Committee. The Company and Related Companies shall furnish the Committee with such data and information as may be required for it to discharge its duties. The records of the Company and Related Companies as to an employee's or Participant's employment, termination of employment, leave of absence, reemployment and compensation shall be conclusive on all persons unless determined to be incorrect. Participants and other persons entitled to benefits under the Plan must furnish the Committee such evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.




                                  SECTION 6

                          AMENDMENT AND TERMINATION

     The Board may, at any time, amend or terminate the Plan, provided that, subject to subsection 4.2 (relating to certain adjustments to shares), no amendment or termination may, in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living, the affected beneficiary), adversely affect the rights of any Participant or beneficiary under any Award granted under the Plan prior to the date such amendment is adopted by the Board.











                                       10
                                  SECTION 7

                                DEFINED TERMS

     For purposes of the Plan, the terms listed below shall be defined as follows:

     (a) Award. The term "Award" shall mean any award or benefit granted to any Participant under the Plan, including, without limitation, the grant of Options.

     (b) Board. The term "Board" shall mean the Board of Directors of the Company.

     (c) Code. The term "Code" means the Internal Revenue Code of 1986, as amended. A reference to any provision of the Code shall include reference to any successor provision of the Code.

     (d) Committee. The term "Committee" shall mean those persons selected by the board to administer the provisions of the Plan.

     (e) Disability. The term "Disability" shall mean the inability of a Participant to engage in any substantial, gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve months.

     (f) Eligible Employee or Eligible Director. The term "Eligible Employee" or "Eligible Director" shall mean any employee or director of the Company or a Related Company that performs key services for such Company or a Related Company. For any incentive stock options granted under the Plan, Eligible Employee must be deemed to be a key executive or management employee of the Company or a Related Company.

     (g) Fair Market Value. For purposes of determining the "Fair Market Value" of a share of Stock, the following rules shall apply:

          (1) If the Stock is at the time listed or admitted to trading on any stock exchange, then the "Fair Market Value" shall be the mean between the lowest and highest reported sale prices of the Stock on the date in question on the principal exchange on which the Stock is then listed or admitted to trading. If no reported sale of Stock takes place on the date in question on the principal exchange, then the reported closing asked price of the Stock on such date on the principal exchange shall be determinative of "Fair Market Value."

          (2) If the Stock is not at the time listed or admitted to trading on a stock exchange, the "Fair Market Value" shall be the mean between the lowest reported bid price and highest reported asked price of the Stock on the date in question in the over-the-counter market, as such prices are reported in a publication of general circulation selected by the Committee and regularly reporting the market price of Stock in such market.

          (3) If the Stock is not listed or admitted to trading on any stock exchange or traded in the over-the-counter market, the "Fair Market Value" shall be as determined in good faith by the Committee.



                                       11
     (h) Participant. The term "Participant" means those persons that have been granted an Option by the Committee under the terms of the Plan.

     (i) Performance Measures. The term "Performance Measures" means those criteria established by the committee to measure individual or Company performance, including relevant standards imposed to compare Company performance against the results of comparable companies and any individually designed and measurement standards selected by the Company.

     (j) Related Companies. For purposes of this Agreement, the term "Related Company" means (i) any corporation, partnership, joint venture or other entity during any period in which it owns, directly or indirectly, at least fifty percent of the voting power of all classes of stock of the Company (or successor to the Company) entitled to vote; and (ii) any corporation, partnership, joint venture or other entity during any period in which at least a fifty percent voting or profits interest is owned, directly or indirectly, by the Company, by any entity that is a successor to the Company, or by any entity that is a Related Company by reason of clause (i) next above.

     (k) Retirement. The term "Retirement" means the age or years of service requirements established by the Committee to be used in determining the exercisability of any Option and vesting of such Option.

     (l) Stock or Shares. The term "Stock" or "Shares" shall mean shares of common stock of the Company.

     (m) Vested Option. The term "Vested Option" means an option that is not subject to forfeiture and may be exercised by the Participant in accordance with its terms. For purposes of the Plan, a Vested Option may vest over a period of time in incremental amounts as determined on the basis of performance measures or completion of a period of service.




























                                       12
                            TECHNOLOGY RESEARCH CORPORATION

                               APPENDIX A - PROXY CARD

           PROXY FOR ANNUAL MEETING OF SHAREHOLDERS-TO BE HELD AUGUST 24, 2000
               THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


Each of the undersigned, as the owner(s) as of July 7, 2000 of common stock of Technology Research Corporation, a Florida corporation(the "Company") hereby appoints Robert S. Wiggins, Chairman of the Board and Scott J. Loucks, Chief Financial Officer, and each of them, jointly and severally, as attorney-in-fact and proxy, each with full power of substitution for the limited purpose of voting all shares of the common stock owned by the undersigned at the Annual Meeting of Shareholders of the Company to be held at the Summit Conference Center, 13575 58th Street, North, Clearwater, Florida(Rubin Icot Center, Ulmerton Road) at 2:30 P.M., local time, August 24, 2000, and at any adjournments thereof, but only in accordance with the following instructions:


If you are unable to attend the meeting personally, the Board of Directors requests that you complete and mail the proxy to insure adequate shareholder representations at the Meeting. As this proxy is being solicited by the Board of Directors, you are encouraged to contact any member of the incumbent Board if you have any question concerning this proxy or the matters referenced herein.
                               (Continued on reverse side)

1.  Election of Directors  Nominees: Robert S. Wiggins, Raymond H. Legatti,  2.  Approval of KPMG LLP, Certified
                                     Raymond B. Wood, Gerry Chastelet,           Public Accountants, as independent
                                     Edmund F. Murphy, Jr., Martin L. Poad       auditors of the company for operating
    FOR all           WITHHOLD                                                   year ending March 31, 2001
nominees listed       AUTHORITY
to the right       to vote for all   (Instruction:  To withhold authority to vote
(except as marked  nominees listed   for any individual nominee listed above,
to the contrary)     to the right    strike a line through the nominee's name          FOR     AGAINST   ABSTAIN

      ___               ___                                                            ___       ___       ___


3.  Approval of 2000 Long Term          4.  In accordance with their best   This proxy, when properly executed, will
    Incentive Plan                          judgment on any other matter    be voted in the manner directed herein by
                                            that may properly be voted      the undersigned shareholder(s).  If none
    FOR     AGAINST   ABSTAIN               upon at the meeting.            of the choices specified in any of the
                                                                            Proposals 1, 2 or 3 shall be marked, the
    ___       ___       ___                                                 named proxy is authorized and directed to
                                                                            vote as described therein and in
                                                                            accordance with that certain Proxy
                                                                            Statement dated July 14, 2000


                                                                            Dated: _____________________________, 2000

                                                                            __________________________________________
                                                                                           (Signature)

                                                                            __________________________________________
                                                                                         (Printed Name)


                                                                            If signing in a fiduciary or representative
                                                                            capacity, please give full title as such.
                                                                            If signing as a corporate officer, please
                                                                            give your title and full name of the
                                                                            corporation; or if ownership is in more
                                                                            than one name, each additional owner should
                                                                            sign.
                                                                            PLEASE MARK, SIGN, DATE AND RETURN THIS
                                                                            PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.
